Exhibit 10.18

EXECUTION COPY

ASSIGNMENT and ASSUMPTION AGREEMENT

THIS AGREEMENT (this “Agreement”) is entered into as of this 31st day of March, 2004 by and between MOORE CAPITAL MANAGEMENT, LLC (“MCM”) a New York limited liability company, and ALSTRA CAPITAL MANAGEMENT, LLC (“ALSTRA”), a Delaware limited liability company and a subsidiary of MCM. Max Re Diversified Strategies Ltd. is executing this Agreement to consent to the assignment and assumption provided for herein.

RECITALS

WHEREAS, MCM entered into a certain Customer Agreement and Trading Authorization Agreement with Moore Diversified Strategies, Ltd., dated December 1, 1999 (the “Original Agreement”);

WHEREAS, the Original Agreement provided that MCM shall act as the trading manager for Moore Diversified Strategies, Ltd;

WHEREAS, effective May 4, 2001, Moore Diversified Strategies, Ltd. reorganized into Max Re Diversified Strategies Ltd. (“MDS”) and in connection therewith, MDS and MCM entered into an Amended and Restated Customer Agreement and Trading Authorization Agreement, dated as of June 14, 2001, which amends and restates the Original Agreement (the “Amended Agreement”);

WHEREAS, as of January 1, 2003, MDS and MCM entered in Amendment No. 1 to the Amended Agreement;

WHEREAS, pursuant to paragraph 12 of the Amended Agreement, MCM desires to assign its rights and obligations thereunder to ALSTRA;

WHEREAS, ALSTRA desires to accept such assignment and to assume all of MCM’s obligations thereunder; and

WHEREAS, by its signature hereto, MDS consents to the assignment of the Amended Agreement effected hereby.

NOW, THEREFORE, in consideration of the mutual promises herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Assignment. Effective as of April 1, 2004, MCM hereby ASSIGNS, TRANSFERS AND DELEGATES to ALSTRA all of its rights and obligations under the Amended Agreement whether now or existing hereafter arising;

2. Assumption. Effective as of April 1, 2004, ALSTRA hereby accepts MCM’s rights and ASSUMES AND AGREES TO PERFORM AND DISCHARGE all of MCM’s obligations under the Amended Agreement.

3. Representation, Warrany and Covenant in favor of CIBC. MCM hereby represents and warrants in favor of CIBC that Alstra is a wholly-owned subsidiary of MCM and it is the intention of MCM to retain control of Alstra during the term of the Amended Agreement. It is understood and agreed that the term “control” shall mean a greater than fifty percent (50%) ownership and voting interest. MCM shall not reduce its ownership or voting interest in Alstra to fifty percent (50%) or less than fifty percent (50%) without providing 30 days prior written notice to CIBC with details as to any such proposed divestiture.

4. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York without reference to a choice of law doctrine.

5. Jurisdiction. Any action or proceeding relating in any way to this Agreement may be brought and enforced in the courts of the State of New York or of the United States for the Southern District of New York.

6. Amendments. This Agreement may be amended only by an instrument in writing executed by the parties hereto.

7. Further Assurances. At the reasonable request of either party hereto, and without further consideration, each party agrees to prepare, execute and deliver such other instruments and documents, and to take such other actions, to more properly effectuate the assignment and assumption affected hereby.

8. Execution in Counterparts. This Agreement may be executed in counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement with the effect as of the date first above set forth.

MOORE CAPITAL MANAGEMENT, LLC

By:
Name:	Stephen R. Nelson
Title:	Vice President

ALSTRA CAPITAL MANAGEMENT, LLC

By:
Name:	Stephen R. Nelson
Title:	Vice President

CONSENTED TO:

MAX RE DIVERSIFIED STRATEGIES LTD.

By:
Name:	Keith S. Hynes
Title:	Director

ACKNOWLEDGED BY:

CANADIAN IMPERIAL BANK OF COMMERCE

By:
Name:
Title:

By:
Name:
Title:

3